UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 16, 2010
(Date of earliest event reported)

DIGITAL POWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	1-12711	94-1721931
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

41324 Christy Street, Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (510) 657-2635

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of Digital Power Corporation (the “Company”) was held on November 16, 2010.  Two items were submitted to a vote of the shareholders, as described in detail in the Company’s Proxy Statement, dated October 5, 2010.  The following briefly describes the items submitted to a vote at the Annual Meeting and the results of the shareholders' vote.

(1)	The shareholders elected five (5) directors to the Board of Directors of the Company. The vote regarding this item was as follows:

Director Nominee	Votes For	Votes Withheld
Ben-Zion Diamant	3,336,343	126,736
Amos Kohn	3,341,642	121,437
Israel Levi	3,453,739	9,340
Yeheskel Manea	3,338,242	124,837
Robert Smith	3,354,342	108,737

There were 2,201,241 broker non-votes with respect to the election of directors.

(2)
The shareholders ratified the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited (“Kost Forer”), as the Company’s independent auditors for the fiscal year ending December 31, 2011.  The vote regarding this item was as follows:

Votes For	5,638,475
Votes Against	22,177
Votes Abstaining	3,668

There were no broker non-votes with respect to the ratification of the appointment of Kost Forer as the Company’s independent auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION

Dated: November 16, 2010	By:	/s/ Assaf (Assi) Itshayek
Assaf (Assi) Itshayek
Chief Financial Officer